Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (“Amendment”) is entered into between TEXAS CAPITAL BANK, N.A., a national banking association, as lender, and Reef Oil & Gas Income and Development Fund III, L.P., a Texas limited partnership, as borrower, and is dated May 20, 2011. Terms defined in the Credit Agreement between such lender and such borrower dated June 30, 2010, (as amended prior to the date of this Amendment, the “Credit Agreement”), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

RECITALS:

WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement, waive the Borrower’s noncompliance with certain covenants in the Credit Agreement and decrease the Borrowing Base; and

WHEREAS, the Lender is willing to amend the Credit Agreement and waive the Borrower’s noncompliance with certain covenants in the Credit Agreement under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.             The following definition is hereby added to Section 1.1 of the Credit Agreement as follows:

“First Amendment to Credit Agreement” means the First Amendment to Credit Agreement dated May 20, 2011, between the Lender and the Borrower, amending the Credit Agreement.

2.             The following definition located in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrowing Base” means the amount most recently determined and designated by the Lender as the Borrowing Base in accordance with Section 2.8.1, as such Borrowing Base is reduced in accordance with Section 2.8.2. The Borrowing Base under Section 2.8.1 is deemed to be $4,100,000 as of the date of the First Amendment to the Credit Agreement.

3.             Section 2.8.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.8.2 The Borrowing Base shall be automatically reduced as of the first day of each month, commencing June 1, 2011, and continuing on the first day of each month thereafter until the Final Maturity Date. Such reductions in the Borrowing Base each month shall be in the amount of $55,000 per month unless redetermined as herein permitted. At the time of each new Borrowing Base determination under Section 2.8.1, the Lender in its sole discretion may increase the amount of such monthly reductions, and the Lender may decrease the amount of such monthly reductions. Any decreases in the monthly reductions shall be subject to the Lender’s complete credit approval process. There is no duty, implied or explicit, on the Lender to ever decrease the amount of the monthly Borrowing Base reduction amounts.

4.             A Section 3.8 is hereby added to the Credit Agreement as follows:

“3.8         Each Guarantor waives any rights such Guarantor has under, or any requirements imposed by, (i) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, (ii) Rule 31 of the Texas Rules of Civil Procedure, as amended, and (iii) Sections 51.003, 51.004 and 51.005 of the Texas Property Code, as amended.”

5.             A Section 3.9 is hereby added to the Credit Agreement as follows:

“3.9         The Borrower waives any rights the Borrower has under, or any requirements imposed by, Sections 51.003, 51.004 and 51.005 of the Texas Property Code, as amended.”

6.             The Lender hereby waives the Borrower’s noncompliance with the provisions of  Sections 7.9.2(iii), 7.12.1, 7.12.2 and 7.15.3 of the Credit Agreement for the fiscal periods ended on or before March 31, 2011.

7.             The Borrower shall pay to the Lender upon execution of this Amendment,

(a)           a waiver fee in the amount of $41,000.

(b)           a processing fee in the amount of $2,500 pursuant to Section 2.6.6 of the Credit Agreement.

8.             The Borrower agrees to execute and deliver or cause the appropriate Person to execute and deliver within five (5) Business Days of a request therefor such certificates, mortgages, amendments to mortgages and other security instruments as the Lender may from time to time reasonably request to reflect the terms of this Amendment.

9.             All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of the Lender, and no Person other than the Lender may rely thereon or insist on compliance therewith.

10.           Ratification. The Borrower hereby ratifies the Obligations and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Lender created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

11.           Representations and Warranties. The Borrower hereby represents and warrants to the Lender that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms and (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

12.           Conditions to Effectiveness. This Amendment shall be effective upon the execution by all parties of this Amendment and the receipt thereof by the Lender.

13.           RELEASE OF CLAIMS. The Borrower for itself, its successors and assigns and all those at interest therewith including, without limitation, each Guarantor (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT the Lender and its officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the “Released Claims”), except that (i) the future duties and obligations of the Lender under the Loan Documents and the rights of the Borrower to its funds on deposit with the Lender shall not be included in the term Released Claims and (ii) the right of the Borrower to require the correction of manifest accounting errors and similar administrative errors shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

14.           Counterparts. For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format”(“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Amendment.

15.           Effect. This Amendment is one of the Loan Documents. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower hereby ratifies the terms of the Credit Agreement (as amended hereby), including, without limitation, the provisions of Section 9.10 thereof.

[Signature page follows]

16.           ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.

BORROWER:
REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P.

By:	Reef Oil & Gas Partners, LP, as General Partner
By:	Reef Oil & Gas Partners, GP, LLC, as General Partner

	By:	/s/ Michael J. Mauceli
Michael J. Mauceli, Manager

LENDER:
TEXAS CAPITAL BANK, N.A.

By:	/s/ Brian J. Petet
Name:	Brian J. Petet
Title:	Senior Vice President

[Signature page for Guarantors follow]

The Guarantor acknowledges and approves the foregoing Amendment, confirms that its Guaranty is in full force and effect and agrees to the waiver in new Section 3.8 of the Credit Agreement and the release of claims in paragraph 13 of the foregoing Amendment.

GUARANTORS:
RCWI, L.P.
By:	RCWI, GP, LLC

	By:	/s/ Michael J. Mauceli
Michael J. Mauceli, President and Manager

RCWI, GP, LLC

	By:	/s/ Michael J. Mauceli
Michael J. Mauceli, President and Manager